Exhibit 14


                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in the Registration Statement on Form N-14 of the Federated Equity Funds of our report for the Federated Growth Strategies Fund dated December 7, 2001 in the Combined Proxy Statement and Prospectus, which constitutes part of this Registration Statement.


                                                /s/ Deloitte & Touche LLP
                                                Deloitte & Touche LLP

Boston, Massachusetts
October 3, 2002